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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                  ZENGINE, INC.
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             (Exact Name of Registrant as Specified in its charter)

                DELAWARE                                 31-1638932
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(State of incorporation or organization)      (IRS Employer Identification No.)


6100 STEWART AVENUE
FREMONT, CALIFORNIA                                              94538
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(Address of principal executive offices)                  (including zip code)


If this form relates to the             If this form relates to the registration
registration of a class of              of a class of securities pursuant to
securities pursuant to Section          Section 12(g) of the Exchange Act and is
12(b) of the Exchange Act and is .      effective pursuant to General I
effective pursuant to General           nstruction A.(c), please check the
Instruction A.(d), please check         following box.
the following box
                           / /                                         /X/

Securities Act Registration Statement file number to which this form relates:
333-36312
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        Securities to be registered pursuant to Section 12(b)of the Act:

                                      None

        Securities to be registered pursuant to Section 12(g)of the Act:

                      COMMON STOCK, NO PAR VALUE PER SHARE
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                                (Title of Class)


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Zengine, Inc.
Form 8-A
Page 2

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  See "Description of Capital Stock" of the Preliminary Prospectus included in the Registrant's Registration Statement on Form S-1, dated August 22, 2000 (Registration No. 333- 36312) which is hereby incorporated by reference.

ITEM 2.   EXHIBITS.

          *1.0     Form of Common Stock Certificate of Zengine.

          *2.0     Amended and Restated Certificate of Incorporation of Zengine.

          *3.0     Amended and Restated Bylaws of Zengine.

         *Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form S-1 (Registration No. 333-36312) (Exhibits 4.1, 3.1 and 3.2, respectively) and are incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          ZENGINE, INC.

Date: August 30, 2000                By:  /S/ JOSEPH M. SAVARINO
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                                          Joseph M. Savarino
                                          President and Chief Executive Officer